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                                                                   EXHIBIT 10.31

                        CONVERTIBLE PROMISSORY NOTE AND
                          WARRANT PURCHASE AGREEMENT

     This Convertible Promissory Note and Warrant Purchase Agreement (the "Agreement") is made as of July 20, 1999 (the "Effective Date"), by and among Applied Voice Recognition, Inc., a Delaware corporation doing business as e-DOCS.net (the "Company"), and Greenwich, AG, a German company (the "Investor").

                                   RECITALS

     WHEREAS, the Investor desires to purchase from the Company, and the Company desires to issue to the Investor, a Convertible Promissory Note in the form of Exhibit A attached hereto (the "Note") in the aggregate principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00); and

     WHEREAS, the Investor desires to purchase from the Company, and the Company desires to issue to the Investor, a Warrant in the form of Exhibit B attached hereto on the terms and conditions set forth herein (the "Warrant"), such Warrant to purchase that number of shares of "Next Stock" (defined below) of the Company as determined pursuant to the terms and conditions of this Agreement and the Warrant.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Purchase and Sale of Note and Warrant.
          -------------------------------------

          1.1  Sale and Issuance of Note and Warrant.  Subject to the terms and
               -------------------------------------
conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Investor at the Closing (a) a Note in the form attached hereto as Exhibit A, in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), at a price equal to 100% of the principal amount thereof, and (b) a Warrant to purchase such variable number of shares of the Company's Next Stock in the form attached hereto as Exhibit B.

          1.2  Closing.  The purchase and sale of the Note and the Warrant shall
               -------
take place at the offices of Gardere Wynne Sewell & Riggs, LLP, 333 Clay Avenue, Suite 800, Houston, Texas 77002 at 2:00 p.m. on July 20, 1999, or at such other time and place as the Company and the Investor shall mutually agree in writing (which time and place are designated as the "Closing").

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          1.3  Deliveries.  At the Closing, the Company shall deliver to the
               ----------
Investor the Note and the Warrant that the Investor is purchasing against payment of Five Hundred Thousand and No/100 Dollars ($500,000.00) by wire transfer of same day funds.

          1.4  Conversion of the Note.  Upon the Next Qualified Equity Financing
               ----------------------
(as defined below), the principal amount of the Note plus any accrued but unpaid interest will be automatically converted into that number of shares of the Company's Next Stock issued in the Next Qualified Equity Financing as is equal to the then principal balance of the Note plus any accrued but unpaid interest divided by the price per share of the Company's Next Stock; provided, however,
                                                            --------  -------
the amounts outstanding under the Note shall not be subject to conversion without the written consent of the Investor unless, as of the closing of such Next Qualified Equity Financing, the Chief Executive Officer candidate previously identified to Greenwich, has entered into an employment contract with the Company and commenced employment with the Company.

          1.5  Next Qualified Equity Financing.  The term Next Qualified Equity
               -------------------------------
Financing shall mean the next equity financing involving the receipt by the Company of at least Four Million Five Hundred Thousand Dollars ($4,500,000) (excluding amounts received on conversion of the Note, but including amounts received on conversion of notes from other investors) which is completed on or before November 24, 1999. If no such Next Qualified Equity Financing shall have occurred by November 24, 1999, then the Note shall become due and payable upon the election of the Holder.

          1.6  Next Stock.  The term "Next Stock" shall mean the stock into
               ----------
which the attached Note is convertible, and for which the attached Warrant is exercisable. Next Stock shall be the same class and series and have the same rights and limitations including, but not limited to, anti-dilution protection and registration rights as the Company's stock, which is the subject of the Next Qualified Equity Financing. The Investor shall not have any right to modify or negotiate the terms upon which such stock is issued.

          1.7  Allocation of Purchase Price to the Warrant.  The Company hereby
               -------------------------------------------
allocates to the Warrant a purchase price of $0.01 for each share of Next Stock that the Warrant is exercisable into and such purchase price shall be retained by the Company from the principal of the Investor's Note by the Company and this amount will not accrue interest or convert into any other security. Receipt of such consideration is hereby acknowledged by the Company.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to and for the benefit of the Investor, with knowledge that the Investor is relying thereon in entering into this Agreement and purchasing the Note and the Warrant from the Company, that the following are true and correct:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact

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business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operation of its business or properties.

          2.2  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Note and the Warrant, and the performance of all obligations of the Company thereunder has been taken or will be taken prior to the Closing, and this Agreement, the Note and the Warrant constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions, if any, contained in any of such documents may be limited by applicable federal or state securities laws.

          2.3  Valid Issuance of Next Stock.  The shares of Next Stock of the
               ----------------------------
Company issuable upon the exercise of the Warrant which may be purchased by the Investor pursuant to this Agreement have been or will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrant shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Warrant pursuant to this Agreement.

          2.4  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and such other filings as may be required by applicable state securities laws.

          2.5  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
material violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company or otherwise in breach of any of the terms or conditions of any contract or agreement which breach, either individually or in the aggregate, could reasonably be expected to have a materially adverse effect on the business, properties, financial condition or results of operations of the Company. To the Company's knowledge, no other party to any of its material contracts or agreements is in material default under any such contract or agreement. The execution, delivery and performance of this Agreement, the Note and the Warrant, and the consummation of the transactions contemplated hereby and thereby shall not result in any such material violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation,

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impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.6  Disclosure.  The Company has fully provided the Investor with all
               ----------
the material information which the Investor has requested for deciding whether to purchase the Note and the Warrant and all material information which the Company believes is reasonably necessary to enable the Investor to make such decision. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary to make the statements in this Agreement or therein not misleading.

     3.   Representations and Warranties of the Investor.  The Investor hereby
          ----------------------------------------------
represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Note and the Warrant to the Investor, as follows:

          3.1  Purchase Entirely for Own Account.  By the Investor's execution
               ---------------------------------
of this Agreement, the Investor hereby confirms that the Note and Warrant to be received by the Investor, the Next Stock issuable upon conversion of the Note, and the Next Stock issuable upon exercise of the Warrant (collectively, the "Securities") shall be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Investor represents that it has full power and authority to enter into this Agreement.

          3.2  Investment Experience.  The Investor is an investor in securities
               ---------------------
of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

          3.3  Accredited Investor.  The Investor is an "accredited investor"
               -------------------
within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as now in effect.

          3.4  Restricted Securities.  The Investor understands that the
               ---------------------
Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

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          3.5  Legends.  The Investor understands that the certificates
               -------
evidencing the Securities may bear one or all of the following legends:

               (a) The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company.

               (b)  Any legend required by the laws of the states of Delaware.

               (c) Any legend required to be placed on the Securities purchased by Investor in any future sale or offering of any Securities.

               (d)  A legend memorializing Section 5 below.

     4.   Restrictions on Disposition.  Without in any way limiting the
          ---------------------------
representations set forth in Section 3 above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4, and in addition thereto, one of the following conditions is satisfied:

          4.1  Securities Registered.  There is then in effect a registration
               ---------------------
statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

          4.2  Registration Not Required.  The Investor shall have (i) notified
               -------------------------
the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act; provided, however, that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

     5.   Market Stand-Off Agreement.  During the period of duration (not to
          --------------------------
exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, the Investor shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company constituting Next Stock; provided, however, that this Section 5 shall be applicable (a) only to the first two such registration statements of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in

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an underwritten offering, and (b) only if all officers and directors of the
Company and all persons with registration rights enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     6.   General Provisions.
          ------------------

          6.1  Construction.  This Agreement shall be governed, construed and
               ------------
enforced in accordance with the internal laws of the State of Texas, without giving effect to its conflicts of laws or principles.

          6.2  Entire Agreement.  This Agreement, together with the agreements
               ----------------
and documents referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

          6.3  Notices.  All payments, notices, requests, demands and other
               -------
communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties as set forth on the signature page.

          6.4  Successors and Assigns.  This Agreement, and the rights and
               ----------------------
obligations of each of the parties hereunder, may not be assigned by the Investor without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

          6.5  Severability.  If any term, covenant or condition of this
               ------------
Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and the term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          6.6  Modification.  Any term of this Agreement may be amended and the
               ------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon all parties to this Agreement, including, without limitation, any holder who may not have executed such amendment or waiver, and each future holder of any equity security into which the Note is convertible and/or any holder of Next Stock that is received upon the exercise of the Warrant.

          6.7  Attorney's Fees.  If any action of law or in equity is necessary
               ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its

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reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          6.8  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

COMPANY:

APPLIED VOICE RECOGNITION, INC.,
a Delaware corporation, d/b/a e-DOCS.net

By: /s/ Richard A. Cabrera
   -------------------------------------------
   Richard A. Cabrera, Chief Financial Officer


Address:
4615 Post Oak Place
Suite 111
Houston, TX 77027

INVESTOR:

Greenwich, AG,
a German company

By: /s/ Daniel Dornier
    ------------------------------------------
   Name: Daniel Dornier
        --------------------------------------
   Title: Chief Executive Officer
         -------------------------------------
Address:
Neuer Wall 32
20354 Hamburg, Germany

                              [SIGNATURE PAGE TO
                          CONVERTIBLE PROMISSORY NOTE
                        AND WARRANT PURCHASE AGREEMENT]

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                                   EXHIBIT A


                                  FORM OF NOTE

                                   EXHIBIT B


                                FORM OF WARRANT